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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): May 28, 2003



                             SCHOLASTIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         DELAWARE                       000-19860                 13-3385513
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


557 BROADWAY, NEW YORK, NEW YORK                                        10012
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (212) 343-6100




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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED MAY 28, 2003
------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 28, 2003, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        Exhibit
        Number      Description of Document
        ------      -----------------------
         99.1       Press release of Scholastic Corporation, dated May 28, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCHOLASTIC CORPORATION
                                       (Registrant)


Date:  May 28, 2003                    /s/ KEVIN J. MCENERY
                                       -------------------------------------
                                       Kevin J. McEnery
                                       Executive Vice President
                                         & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED MAY 28, 2003
EXHIBIT INDEX
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Exhibit Number      Description of Document
--------------      -----------------------
Exhibit 99.1        Press release of Scholastic Corporation, dated May 28, 2003.